UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 23, 2026

Date of Report

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive office)(Zip Code)

(Registrant’s telephone number, including area code):  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On March 23, 2026, Abbott Laboratories, an Illinois corporation (“Abbott”), completed the acquisition of Exact Sciences Corporation, a Delaware corporation (“Exact Sciences”), pursuant to the Agreement and Plan of Merger, dated as of November 19, 2025 (the “Merger Agreement”), by and among Abbott, Exact Sciences and Badger Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Abbott (“Merger Sub”). Pursuant to the terms of, and subject to the conditions contained in, the Merger Agreement, Merger Sub merged with and into Exact, with Exact surviving as a direct, wholly owned subsidiary of Abbott (the “Merger”).

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Exact Sciences issued and outstanding immediately prior to the Effective Time (other than certain excluded shares) was automatically converted into the right to receive $105.00 in cash, without interest, less any applicable withholding taxes.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 and is incorporated herein by reference.

On March 23, 2026, Abbott issued a press release announcing the closing of the Merger, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of November 19, 2025, by and among Abbott Laboratories, Badger Merger Sub I, Inc. and Exact Sciences Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Abbott Laboratories on November 20, 2025).*

99.1	Press Release, dated March 23, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: March 23, 2026	By:	/s/ Philip P. Boudreau
	Name:	Philip P. Boudreau
	Title:	Executive Vice President, Finance and Chief Financial Officer